SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 6, 2005
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(as depositor under the Pooling and Servicing Agreements specified herein).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-132046	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing this Current Report on Form 8-K/A to add an Exhibit 4.2 to each of the Current Reports on Form 8-K listed below. Such Exhibit 4.2 is a Master Amendment to the Pooling and Servicing Agreements filed as Exhibit 4.1 to such Current Reports.

1. The Registrant’s Current Report on Form 8-K filed with the Commission on July 6, 2005 with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-4.

2. The Registrant’s Current Report on Form 8-K filed with the Commission on July 6, 2005, as amended by the Registrant’s Current Report on Form 8-K/A filed with the Commission on July 21, 2005, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2005-FA5.

A copy of the Master Amendment to Pooling and Servicing Agreements dated as of August 11, 2006, by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Master Servicer, and The Bank of New York, as Trustee, is filed herewith as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

4.2
Master Amendment to Pooling and Servicing Agreements dated as of August 11, 2006, by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Master Servicer, and The Bank of New York, as Trustee

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

August 17, 2006	By: /s/ Alfred Chang
Alfred Chang
Vice President

Signature Page for Form 8-K/A

INDEX TO EXHIBITS

Exhibit No.	Description

4.2
Master Amendment to Pooling and Servicing Agreements dated as of August 11, 2006, by and among the Registrant, as Depositor, First Horizon Home Loan Corporation, as Master Servicer, and The Bank of New York, as Trustee